SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19651 (Commission File Number)	13-3445668 (I.R.S. Employer Identification No.)

5110 Campus Drive
Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.	Other Events.

On September 8, 2003, Genaera Corporation (the “Company”) issued a press release announcing that Michael R. Dougherty has stepped down as a member of the Board of Directors effective September 8, 2003. Mr. Dougherty will remain a consultant to the company. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release of the Company dated September 8, 2003 – “Michael R. Dougherty Steps Down from Board of Directors of Genaera”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION
(Registrant)

By:	/s/ ROY C. LEVITT
Roy C. Levitt, M.D. President and Chief Executive Officer

Dated: September 9, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated September 8, 2003 – “Michael R. Dougherty Steps Down from Board of Directors of Genaera”.